EXHIBIT 99.1
                                 ------------

          Assured Guaranty Corp. Financial Guaranty Insurance Policy

ASSURED     Assured Guaranty Corp.
GUARANTY    1325 Avenue of the Americas                                 COPY
            New York, NY 10019
            212-974-0100
            www.assuredguaranty.com
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                      FINANCIAL GUARANTY INSURANCE POLICY


Insured Obligations: Residential Asset Securitization Trust 2005-A14,       Policy No.:      D-2005-95
Mortgage Pass-Through Certificates, Series 2005-N, $23,954,000 Class A-6
Certificates                                                                Effective Date:  October 28, 2005

      Assured Guaranty Corp., a Maryland-domiciled insurance company ("Assured Guaranty"), in consideration of the payment of the premium and subject to the terms of this Policy (which includes each endorsement hereto), hereby unconditionally and irrevocably agrees to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

      Assured Guaranty will make payment of any amount required to be paid under this Policy following receipt of notice as described in Endorsement No. 1 hereto. Such payments of principal and interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Assured Guaranty, transferring to Assured Guaranty all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligations. Payment by Assured Guaranty to the Trustee for the benefit of the Holders shall discharge the obligations of Assured Guaranty under this Policy to the extent of such payment. Assured Guaranty shall be subrogated to the rights of each Holder to receive payments in respect of the Insured Obligations to the extent of any payment by Assured Guaranty under this Policy.

      In the event that the Trustee for the Insured Obligations has notice that any payment of principal of or interest on an Insured Obligation which has become Due for Payment and which has been made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and has been recovered from such Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Assured Guaranty to the extent of such recovery if sufficient funds are not otherwise available (in accordance with Endorsement No. 1 to this Policy).

      This Policy is non-cancelable by Assured Guaranty for any reason. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Assured Guaranty, nor against any risk other than Nonpayment, including the failure of the Trustee to remit amounts received to the Holders of Insured Obligations and any shortfalls attributable to taxes or withholding taxes, including interest and penalties in respect of such liability.

      To the fullest extent permitted by applicable law, Assured Guaranty hereby waives, in each case for the benefit of the Holders only, all rights and defenses of any kind that may be available to Assured Guaranty with respect to the obligation to pay the amounts due hereunder in full.

      This Policy (which includes each endorsement hereto) sets forth in full the undertaking of Assured Guaranty with respect to the subject matter hereof, and may not be modified, altered or affected by any other agreement or instrument, including without limitation any modification thereto or amendment thereof.

      This Policy shall be governed by, and shall be construed in accordance with, the laws of the State of New York.

      THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

      Capitalized terms used and not defined herein shall have the meanings ascribed thereto in the endorsement attached hereto.

      IN WITNESS WHEREOF, Assured Guaranty has caused this Policy to be affixed with its corporate seal, signed by its duly authorized officer and to become active and binding upon Assured Guaranty by virtue of such signature.

                                               ASSURED GUARANTY CORP.

[SEAL OMITTED]

                                               By: ___________________________
                                               Name:  Stephen Donnarumma
                                               Title: Managing Director

ASSURED     Assured Guaranty Corp.
GUARANTY    1325 Avenue of the Americas
            New York, NY 10019
            212-974-0100
            www.assuredguaranty.com
------------------------------------------------------------------------------


           ENDORSEMENT NO. 1 TO FINANCIAL GUARANTY INSURANCE POLICY

Attached to and forming a part of                                        Effective Date: October 28, 2005
Financial Guaranty Insurance Policy No. D-2005-95
Issued To: Deutsche Bank National Trust Company, for the Holders of the
Residential Asset Securitization Trust 2005-A14, Mortgage Pass-Through
Certificates, Series 2005-N, $23,954,000 Class A-6 Certificates


      This endorsement forms a part of the Policy referenced above. To the extent the provisions of this endorsement conflict with the provisions of the above-referenced Policy, the provisions of this endorsement shall govern.

SECTION 1. Definitions
           -----------

      For purposes of the Policy, the following terms shall have the following meanings:

            "Beneficiary" shall mean the Trustee, on behalf of and for the benefit of, the Holders of the Insured Obligations.

            "Business Dav" shall mean any day other than (i) a Saturday or Sunday, (ii) a day on which the Insurer is closed or (iii) a day on which banking institutions in the City of New York, the State of California, the State of Maryland, or the city in which the Corporate Trust Office of the Trustee is located are authorized or required by law or executive order to be closed.

            "Deficiency Amount" shall mean, with respect to the Insured Obligations, the sum of (i) for each Distribution Date, the excess, if any, of Required Distributions over the amount available pursuant to the Pooling Agreement to pay interest allocable to the Class A-6 Certificates for such Distribution Date and (ii) on the Final Scheduled Distribution Date or, with the consent of the Insurer, upon the earlier termination of the Trust pursuant to the terms of the Pooling Agreement, the Class Certificate Balance of the Insured Obligations after giving effect to any distributions on such Distribution Date; provided, however, that "Deficiency Amount" shall not include any additional amounts owing by the Trust as a result of the failure by the Trustee to pay an amount when due and payable, including, without limitation, any such additional amounts as may be attributable to penalties or default interest rates, amounts in respect of indemnification, or any other additional amounts payable by reason of such a default. "Deficiency Amount" does not include any Relief Act Reductions or Net Prepayment Interest Shortfalls allocated to the Class A-6 Certificates or any shortfall attributable to the liability of the Trust, any REMIC or the Trustee for withholding or other taxes, including interest and penalties in respect of such liability allocated to the Class A-6 Certificates.

            "Due for Payment" shall mean (i) with respect to Required Distributions, the Distribution Date on which such amount is due and payable (or, in the case of a Realized Loss, is allocated to the Class A-6 Certificates) pursuant to the terms of the Pooling Agreement (without giving effect to any acceleration thereof), (ii) with respect to the amount described in clause (ii) of the definition of "Deficiency Amount," the date on which such amount is due and payable as described in such clause (ii), and (iii) with respect to a Preference Amount, the Business Day on which the documentation required by the Insurer has been Received by the Insurer.

            "Final Scheduled Distribution Date" shall mean the Distribution Date occurring in December 2035.

            "Fiscal Agent" shall have the meaning assigned thereto in Section
      4.

            "Holder" shall mean each Certificateholder who, on the applicable Distribution Date, is entitled under the terms of the Insured Obligations to payment thereunder.

            "Insolvency Proceeding" shall mean the commencement after the date hereof of any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against any Person, or the commencement after the date hereof of any proceedings by or against any Person for the winding up or the liquidation of its affairs, or the consent after the date hereof to the appointment of a trustee, conservator, administrator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings relating to any Person.

            "Insured Amount" shall mean, with respect to any Distribution Date and the Insured Obligations, the sum of (i) any Deficiency Amount for such Distribution Date and (ii) any Preference Amount.

            "Insured Obligation" shall mean the Residential Asset
      Securitization Trust 2005-A14, Mortgage Pass-Through Certificates, Series 2005-N, $23,954,000 Class A-6 Certificates.

            "Insured Payment" shall mean, with respect to any Distribution Date, the aggregate amount paid by the Insurer to the Trustee in respect of (i) the Deficiency Amount for such Distribution Date and (ii) Preference Amounts for any given Business Day.

            "Insurer" shall mean Assured Guaranty Corp., a Maryland-domiciled insurance company, and any successor thereto, as issuer of the Policy.

            "Issuer" shall mean Residential Asset Securitization Trust
      2005-A14.

            "Late Payment Rate" shall mean for any Distribution Date, the lesser of (i) the greater of (a) the per annum rate of interest, as it is publicly announced from time to time by JPMorgan Chase Bank at its principal office in New York, New York as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by JPMorgan Chase Bank) plus 2% and (b) the then applicable highest rate of interest on the Class A-6 Certificates and
      (ii) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate will be computed on the basis of the actual number of days elapsed over a year of 360 days.

            "Nonpayment" shall mean, with respect to any Distribution Date, an Insured Amount is Due for Payment but the funds, if any, remitted to the Trustee pursuant to the Pooling Agreement are insufficient for payment in full of such Insured Amount.

            "Notice of Claim" shall mean a notice of claim in the form of Exhibit A hereto.

            "Order" shall mean a final nonappealable order of a court or other body exercising jurisdiction in an Insolvency Proceeding by or against the Trust, to the effect that a Holder or the Beneficiary is required to return or repay all or any portion of a Preference Amount.

            "Person" shall mean any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

            "Policy" shall mean Financial Guaranty Insurance Policy No. D-2005-95, together with each and every endorsement thereto.

            "Pooling Agreement" shall mean the Pooling and Servicing Agreement, dated as of October 1, 2005, among IndyMac MBS, Inc., a Delaware corporation, as depositor, IndyMac Bank, F.S.B., as seller and as master servicer, and Deutsche Bank National Trust Company, as trustee, without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Insurer.

            "Preference Amount" shall mean any payment of principal or interest previously distributed by or on behalf of the Trust to a Holder of Insured Obligations that would have been covered under the Policy as a Deficiency Amount if there had been a shortfall in funds available to make such payment on the required Distribution Date for such payment, which has been deemed a preferential transfer and has been recovered from such Holder pursuant to the United States Bankruptcy Code in accordance with an Order.

            "Receipt" and "Received" shall mean actual delivery to the Insurer prior to 12:00 p.m., New York City time, on a Business Day; provided, however, that delivery either on a day that is not a Business Day, or after 12:00 p.m., New York City time, on a Business Day, shall be deemed to be "Received" on the next succeeding Business Day. For purposes of this definition, "actual delivery" to the Insurer shall mean (i) the delivery of the original Notice of Claim, notice or other applicable documentation to the Insurer at its address set forth in Section 7, or (ii) facsimile transmission of the original Notice of Claim, notice or other applicable documentation to the Insurer at its facsimile number set forth in
      Section 7. If presentation is made by facsimile transmission, the Beneficiary (i) promptly shall confirm transmission by telephone to the Insurer at its telephone number set forth in Section 7, and (ii) as soon as is reasonably practicable, shall deliver the original Notice of Claim, notice or other applicable documentation to the Insurer at its address set forth in Section 7. If any Notice of Claim, notice or other documentation actually delivered (or attempted to be delivered) under the Policy by the Beneficiary is not in proper form or is not properly completed, executed or delivered, or otherwise is insufficient for the purpose of making a claim hereunder, "Receipt" by the Insurer shall be deemed not to have occurred, and the Insurer promptly shall so advise the Beneficiary. In such case, the Beneficiary may submit an amended Notice of Claim, notice or other documentation, as the case may be, to the insurer.

            "Reimbursement Amount" shall mean, as to any Distribution Date, the sum of (x)(i) all Insured Payments paid by the Insurer, but for which the Insurer has not been reimbursed prior to such Distribution Date, plus (ii) interest accrued on such Insured Payments not previously repaid calculated at the Late Payment Rate, from the date such Insured Payments were made, (y) without duplication (i) any amounts then due and owing to the holders of the Class A-6 Certificates plus (ii) interest on such amounts at the Late Payment Rate, and (z) all reasonable costs and expenses (including reasonable costs and expenses of counsel) incurred by the Insurer in connection with the enforcement, defense or preservation of any rights in respect of the transaction documentation or this Policy or the foreclosure against or sale or other disposition of any collateral or pursuit of any remedies under the transaction documentation.

            "Required Distributions" shall mean, with respect to any Distribution Date, the sum, without duplication, of (i) the amount of interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate allocable to the Class A-6 Certificates on such Distribution Date, minus any Relief Act Reductions or Net Prepayment Interest Shortfalls allocated to the Class A-6 Certificates on such Distribution Date and minus any shortfall attributable to the liability of the Trust, any REMIC or the Trustee for withholding or other taxes, including interest and penalties in respect of such liability, allocated to the Class A-6 Certificates on such Distribution Date and (ii) the amount of the principal portion of any Realized Loss allocated to the Class A-6 Certificates on such Distribution Date.

            "Term of the Policy" shall mean the period from and including the Effective Date to and including the date that is one year and one day following the earlier to occur of (i) the date on which all amounts required to be paid on the Class A-6 Certificates have been paid in full and (ii) the Final Scheduled Distribution Date; provided, however, that in the event that any amount with respect to any Insured Payment paid to the Beneficiary pursuant to the Pooling Agreement during the Term of the Policy becomes a Preference Amount, the Insurer's obligations with respect thereto shall remain in effect or shall be reinstated, as applicable, until payment in full by the Insurer pursuant to the terms hereof.

           "Trustee" shall mean Deutsche Bank National Trust Company and its successors and, if a successor trustee is appointed pursuant to the Pooling Agreement, such successor.

       Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Pooling Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment to or modification of the Pooling Agreement unless such amendment or modification has been approved in writing by the Insurer.


SECTION 2. Claims
           ------

      The Beneficiary may make a claim under this Policy for the amount of any Deficiency Amount by executing and delivering, or causing to be executed and delivered, to the Insurer a Notice of Claim, with appropriate insertions. Such Notice of Claim, when so completed and delivered, shall constitute proof of a claim hereunder when Received by the Insurer.

      In the event that any amount shall be received by the Beneficiary in respect of a Deficiency Amount forming the basis of a claim specified in a Notice of Claim submitted hereunder, which amount had not been received when the Notice of Claim was prepared but which is received by the Beneficiary prior to the receipt of payment from the Insurer as contemplated by this Policy (any such amount, a "Recovery"), the Beneficiary immediately shall so notify the Insurer (which notice shall include the amount of any such Recovery). The fact that a Recovery has been received by the Beneficiary shall be deemed to be incorporated in the applicable Notice of Claim as of the date such

Notice of Claim originally was prepared, without necessity of any action on the part of any Person, and the Insurer shall pay the amount of the claim specified in the Notice of Claim as herein provided, net of the Recovery.

      The Insurer will pay each Insured Amount that constitutes a Deficiency Amount to the Beneficiary no later than noon, New York City time, on the later of (i) the Distribution Date on which such Deficiency Amount becomes Due for Payment or (ii) the third Business Day following Receipt by the Insurer on a Business Day in New York, New York of a Notice of Claim as specified in the second preceding paragraph.

      The Insurer will pay each Insured Amount that constitutes a Preference Amount when due to be paid pursuant to an applicable Order, but in any event no earlier than the fourth Business Day following Receipt by the Insurer from the Beneficiary of (i) a certified copy of such Order, (ii) a certificate by or on behalf of the Beneficiary that such Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Insurer, duly executed and delivered by the Beneficiary, irrevocably assigning to the Insurer all rights and claims of the Beneficiary against the estate of the Trust or otherwise, which rights and claims relate to or arise under or with respect to the subject Preference Amount, and (iv) a Notice of Claim appropriately completed and executed by the Beneficiary. Such payment shall be disbursed to the receiver, conservator, administrator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Beneficiary directly, unless the Beneficiary has previously paid the Preference Amount over to such court or receiver, conservator, administrator, debtor-in-possession, or trustee in bankruptcy, in which case the Insurer will pay the Beneficiary subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and (iv) above to the Insurer, and (b) evidence satisfactory to the Insurer that payment has been made to such court or receiver, conservator, administrator, debtor-in-possession or trustee in bankruptcy named in the Order.

      Notwithstanding the foregoing paragraph, in no event shall the Insurer be obligated to make any payment in respect of a Preference Amount prior to the date such Preference Amount is Due for Payment. In the event that the payment of any amount in respect of any Insured Amount is accelerated or must otherwise be paid by the Trust in advance of the scheduled payment date therefore, nothing in this Policy shall be deemed to require the Insurer to make any payment hereunder in respect of any such Insured Amount prior to the date such Insured Amount otherwise would have been Due for Payment without giving effect to such acceleration, unless the Insurer in its sole discretion elects to make any prior payment, in whole or in part, with respect to any such Insured Amount.

      No claim may be made hereunder except by the Beneficiary.


SECTION 3. Payments
           --------

      Payments due hereunder in respect of Insured Amounts shall be disbursed to the Beneficiary by wire transfer of immediately available funds to an account of the Beneficiary specified in the applicable Notice of Claim.

      The Insurer's obligations hereunder in respect of Insured Payments shall be discharged to the extent that funds are transferred to the Beneficiary as provided in the Notice of Claim, whether or not such funds are property applied by the Beneficiary.


SECTION 4. Fiscal Agent
           ------------

        At any time during the Term of the Policy, the Insurer may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Beneficiary, specifying the name and notice address of such Fiscal Agent. From and after the date of receipt of such notice by the Beneficiary, copies of all notices and documents required to be delivered to the Insurer pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to the Insurer. All payments required to be made by the Insurer under this Policy may be made directly by the Insurer or by the Fiscal Agent on behalf of the Insurer. The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to the Beneficiary for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.


SECTION 5. Subrogation
           -----------

        The Insurer shall be subrogated to the rights of each Holder to receive distributions in respect of the Insured Obligations to the extent of any payment by the Insurer hereunder. Any payment made by or on behalf of the Trust to, and any amounts received under the Pooling Agreement for the benefit of, the Holders in respect of any Insured Payment forming the basis of a claim hereunder (which claim shall have been paid by the Insurer) shall be received and held in trust for the benefit of the Insurer and shall be paid over to the Insurer in accordance with the Pooling Agreement. The Beneficiary and each Holder shall cooperate in all reasonable respects, and at the expense of the Insurer, with any request by the Insurer for action to preserve or enforce the Insurer's rights and remedies in respect of the Trust under the Insured Obligations, any related security arrangements or otherwise, including without limitation any request to (i) institute or participate in any suit, action or other proceeding, (ii) enforce any judgment obtained and collect from the Trust or the Beneficiary any amounts adjudged due or (iii) transfer to the Insurer, via absolute legal assignment, the Beneficiary's or such Holder's rights in respect of any Reimbursement Amount which may form the basis of a claim hereunder.


SECTION 6. Assignment
           ----------

      This Policy may not be assigned by the Beneficiary without the prior written consent of the Insurer.


SECTION 7. Notices
           -------

      All notices, presentations, transmissions, deliveries and communications made by the Beneficiary to the Insurer with respect to this Policy shall specifically refer to the number of this Policy, shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to the recipient as follows:

      if to the Insurer.

                 Assured Guaranty Corp.
                 1325 Avenue of the Americas
                 New York, New York 10019
                 Attention: Risk Management Department
                 (Residential Asset Securitization Trust 2005-A14, Policy No. D-2005-95)
                 Telephone: (212) 974-0100
                 Telecopier: (212) 581-3268

With a copy to the General Counsel at the above address and telecopier number.

                 In each case in which a demand, notice or other communication to Assured Guaranty refers to an Event of Default, a claim on this Policy or any event with respect to which failure on the part of Assured Guaranty to respond shall be deemed to constitute consent or acceptance, then such demand, notice or other communication shall be marked to indicate "URGENT MATERIAL ENCLOSED".

      if to the Beneficiary:

                 Deutsche Bank National Trust Company
                 1761 East St. Andrew Place
                 Santa Ana, California 92705-4934
                 Attention: Trust Administration IN0514, Series 2005-N

      The Insurer or the Beneficiary may designate an additional or different address, or telephone or telecopier number, by prior written notice. Each notice, presentation, delivery and communication to the Insurer shall be effective only upon Receipt by the Insurer.


SECTION 8. Premiums
           --------

      The Beneficiary shall pay or cause to be paid to the Insurer in accordance with the Pooling Agreement the premium payable to the Insurer in respect of this Policy.

SECTION 9. Termination
           -----------

      This Policy and the obligations of the Insurer hereunder shall terminate upon the expiration of the Term of the Policy.


SECTION 10. No Waiver
            ---------

      No waiver of any rights or powers of the Insurer or the Beneficiary, or any consent by either of them, shall be valid unless in writing and signed by an authorized officer or agent of the Insurer or Beneficiary, as applicable. The waiver of any right by the insurer or the Beneficiary, or the failure promptly to exercise any such right, shall not be construed as a waiver of any other right to exercise the same at any time thereafter.


SECTION 11. Submission to Jurisdiction
            --------------------------

      The Insurer hereby irrevocably submits to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court which hears appeals from any such court, in any action, suit or proceeding brought against it in connection with its obligations under this Policy, or for recognition or enforcement of any judgment with respect thereto, and the Insurer hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such United States federal court. The Insurer agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, or in any other manner provided by applicable law. To the extent permitted by applicable law, the Insurer hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim (i) that it is not personally subject to the jurisdiction of such courts, (ii) that the suit, action or proceeding is brought in an inconvenient forum, (iii) that the venue of the suit, action or proceeding is improper or (iv) that the subject matter thereof may not be litigated in or by such courts.

      IN WITNESS WHEREOF, Assured Guaranty has caused this Endorsement to the Policy to be signed by its duly authorized officer to become effective and binding upon Assured Guaranty by virtue of such signature.

                                                ASSURED GUARANTY CORP.


                                                By:____________________________
                                                   Name:  Stephen Donnarumma
                                                   Title: Managing Director

                                                                    EXHIBIT A
                                                                    ---------


        NOTICE OF NONPAYMENT AND DEMAND FOR PAYMENT OF INSURED AMOUNTS
        --------------------------------------------------------------


                                         [insert Date]



Assured Guaranty Corp.

1325 Avenue of the Americas
New York, New York 10019
Attention: General Counsel


      Reference is made to Financial Guaranty Insurance Policy No. D-2005-95 (the "Policy") issued by Assured Guaranty Corp. (the "Insurer"). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Policy and the Pooling and Servicing Agreement, dated as of October 1, 2005, among IndyMac MBS, Inc., a Delaware corporation, as depositor, IndyMac Bank, F.S.B., as seller and as master servicer, and Deutsche Bank National Trust Company, as trustee (the "Pooling Agreement"), as the case may be, unless the context otherwise requires.

      The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Insurer that:

      (i) The Trustee is the Trustee under the Pooling Agreement for the Holders.

      (ii) The relevant Distribution Date is [insert applicable payment date].

      (iii) The amount due under clause (i) of the definition of Deficiency Amount for such Distribution Date is $_____________

      (iv) The amount due under clause (ii) of the definition of Deficiency Amount for such Distribution Date is $_____________

      (v) The sum of the amounts listed in paragraphs (iii) and (iv) above is $__________ (the "Deficiency Amount").

      (vi) The amount of previously distributed payments in respect of an Insured Obligation that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to an Insolvency Proceeding in accordance with a final nonappealable order of a court having competent Jurisdiction is $______________ (the "Preference Amount").

      (vii) The total Insured Amount due is $________________, which amount equals the sum of the Deficiency Amount and the Preference Amount.

      (viii) The Trustee is making a claim under the Policy for the Insured Amount.

      (ix) The Beneficiary agrees that, following payment by the Insurer made with respect to the Insured Amount, which is the subject of this Notice of Claim, it (a) will cause such amounts to be applied directly to the payment of the applicable Insured Amount; (b) will insure that such funds are not applied for any other purpose; and (c) will cause an accurate record of such payment to be maintained with respect to the appropriate Insured Amount(s), the corresponding claim on the Policy, and the proceeds of such claim.

      Payment should be made by wire transfer to the following account:



           [______________]
           ABA No.:    [_________]
           Account No: [_________]
           Reference:  [_________]


      Upon payment of the applicable Deficiency Amount(s), the Insurer shall be subrogated to the rights of the Beneficiary with respect to such payment, to the extent set forth on the face page to the Policy and Section 5 of Endorsement No. 1 thereto.

      This Notice of Claim may be revoked at any time by written notice of such revocation by the Trustee to the Insurer.

      ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.


      IN WITNESS WHEREOF, the undersigned has executed and delivered this Notice of Claim as of the ____ day of _________________ of 20__.




                                              [Insert Name of Trustee]
                                              as Trustee


                                              By:____________________________
                                              Name:
                                              Title: